Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of Comcast Corporation and its subsidiaries on Forms S-3 and S-8 of our report dated February 21, 1995 appearing in the Annual Report on Form 10-K of Comcast Corporation and its subsidiaries for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus contained in the following Registration Statements.


Registration Statements on Form S-8:

                                                                                Registration Statement Number
Title of Securities Registered

The Comcast Corporation Retirement Investment Plan                                         33-41440

Storer Communications Retirement Savings Plan                                              33-54365

Stock Option Plans                                                                         33-25105

Stock Option Plans                                                                         33-56903

Registration Statements on Form S-3:

Title of Securities Registered

Senior Debentures; Senior Subordinated Debentures; Subordinated
Debentures; Preferred Stock, without par value; Depository Shares representing Preferred Stock; Class A Common Stock, $1.00 par value;
Class A Special Common Stock, $1.00 par value and Warrants                                 33-40386

Class A Special Common Stock $1.00 par value                                               33-46988

Senior Debentures, Senior Subordinated Debentures and
Subordinated Debentures                                                                    33-57410

Senior Debentures; Senior Subordinated Debentures; Subordinated
Debentures; Preferred Stock, without par value; Depository Shares representing Preferred Stock; Class A Common Stock, $1.00 par value;
Class A Special Common Stock, $1.00 par value and Warrants                                 33-50785


DELOITTE & TOUCHE LLP

February 24, 1995
Philadelphia, Pennsylvania